SHARE-BASED COMPENSATION EXPENSES	12 Months Ended
Dec. 31, 2018
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
SHARE-BASED COMPENSATION EXPENSE
24.	SHARE-BASED COMPENSATION EXPENSE

(a)	Description of share-based compensation arrangements

On November 1, 2009, the Group adopted a share incentive plan, or the 2009 Share Incentive Plan, granting options to its directors and employees to purchase up to 25,678 ordinary shares of the Group. Pursuant to the option agreements entered into between the Group and the option grantees, the options shall vest over a five-year period from 2010 to 2014. The number of options that the grantees are entitled to in each year will be calculated based on the key performance indicator scores of the grantees in the respective prior year and continued employment is not regarded as vesting condition. Accordingly, 60%, 10%, 10%, 10% and 10% of the award options shall vest on January 1, each of the years 2010 to 2014, respectively.

On January 24, 2011, the Group divided the existing issued shares, USD0.10 each share into USD0.01 each share. On the same day, the Group allotted and issued new shares to its existing shareholders in accordance with the ratio of 1:637. Upon completion of such share split and share allotment, the number of such share options was adjusted from 25,678 to 163,825,640. Accordingly, the exercise price was adjusted from RMB3,190 to RMB0.5. The expiration date of such options was December 31, 2016 and as of December 31, 2016, no option has been excised.

On January 3, 2017, the Group adopted a new share incentive plan, or the 2017 Share Incentive Plan. Options to purchase 187,933,730 ordinary shares pursuant to the 2017 Share Incentive Plan were issued to certain management and employees. Accordingly, 60%, 20% and 20% of the award options shall vest on December 31, each of the years 2017 to 2019, respectively. Unless terminated earlier, the 2017 Share Incentive Plan will terminate automatically in 2022.

On August 27, 2018, a 2018 Share Incentive Plan for granting shares award of CNFinance to certain management and employees of the Group is issued to concurrent replace the 2017 Share Incentive Plan which granted Sincere Fame’s share. Except for the above mentioned change of grantor, all terms of the 2017 Share Incentive Plan and the 2018 Share Incentive Plan are the same. No change in the fair value, vesting conditions or the classification of the 2017 Share Incentive Plan and the 2018 Share Incentive Plan.

Share-based payment transactions with employees, such as share options are measured based on the grant date fair value of the equity instrument. The Group recognizes the compensation costs net of estimated forfeitures over the applicable vesting period. The estimate of forfeitures will be adjusted over the requisite service period to the extent that actual forfeitures differ, or are expected to differ, from such estimates. Changes in estimated forfeitures will be recognized through a cumulative catch-up adjustment in the period of change and will also impact the amount of stock compensation expenses to be recognized in future periods. There was no market conditions associated with the share option grants.

(b)	Fair value of share options and assumptions

The fair value of options granted to employees is determined based on a number of factors including valuations. In determining the fair value of our equity instruments, the Group referred to valuation reports prepared by an independent third-party appraisal firm, based on data the Group provided. The valuation reports provided the Group with guidelines in determining the fair value of the equity instruments, but the Group are ultimately responsible for the determination of all amounts related to share-based compensation recorded in the financial statements.

Excluding the options containing service vesting conditions, the Group calculated the estimated fair value of the options on the respective grant dates using a binomial option pricing model with assistance from independent valuation firms, with the following assumptions:

	Share awards granted on November 1, 2009	Share awards granted on January 3, 2017

Expected volatility	71%	40%
Expected dividends	-	-
Risk-free interest rate	3.50%	3.10%
Expected term (in years)	5	5
Expected life (in years)	7.17	6

The contractual life of the share option is used as an input into the binomial option pricing model. Exercise multiple and post-vesting forfeit are incorporated into the model. Since the Group’s shares did not have been publicly traded at the time the options were issued and its shares were rarely traded privately, expected volatility is estimated based on the average historical volatility of comparable entities with publicly traded shares for the period before the date of grant with length commensurate to contractual life of the options. The risk-free rate for the expected term of the option is based on the yield to maturity of China 6-year government bond at the date of grant. The Group has not declared or paid any cash dividends on its capital stock, and does not anticipate any dividend payments on its ordinary shares in the foreseeable future.

If any of the assumptions used in the binomial option pricing model changes significantly, share-based compensation expenses for future awards may differ materially compared with the awards granted previously.

A summary of share option activity under the 2017 and 2018 Plan is as follows:

	Number of shares	Weighted average exercise price	Weighted average grant date fair value
		RMB	RMB
Balance, December 31, 2016	-	-	-
Granted	187,933,730	-	1.27
Exercised	-	-	-
Surrendered	-	-	-
Balance, December 31, 2017	187,933,730	-	1.27
Exercisable, December 31, 2017	112,760,238	-	1.27
Expected to vest, December 31, 2017	75,173,492	-	1.27

Balance, December 31, 2017	187,933,730	-	1.27
Granted	-	-	-
Exercised	-	-	-
Surrendered	-	-	-
Balance, December 31, 2018	187,933,730	-	1.27
Exercisable, December 31, 2018	150,346,984	-	1.27
Expected to vest, December 31, 2018	37,586,746	-	1.27

The following table sets forth the fair value of options and ordinary shares estimated at the dates of option grants indicated below with the assistance from an independent valuation firm.

Date of options grant	Options granted	Exercise price	Fair value of option	Fair value of ordinary shares

November 1, 2009	25,678	RMB3,190	RMB640.10	RMB1,506
January 3, 2017	75,173,492	RMB0.50	RMB1.26	RMB1.72
January 3, 2017	112,760,238	RMB0.50	RMB1.27	RMB1.72

For the option granted on November 1, 2009, the Group recognized compensation expenses up to RMB16,435,974 and for the option granted on January 3, 2017, the Group recognized compensation expenses of RMB182,689,766 and RMB39,715,168 in year 2017 and 2018, respectively. There was no income tax benefit recognized associated with the share-based compensation expenses.

As of December 31, 2018, there was RMB15,886,067 of total unrecognized compensation cost related to unvested stock options granted under the Plan. That cost is expected to be recognized over a weighted average period of 1 year.